                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Avant! Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                                     [LOGO]

                               AVANT! CORPORATION
                             46871 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538
                                 April 9, 1998

TO THE STOCKHOLDERS OF AVANT! CORPORATION

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Avant! Corporation (the "Company"), which will be held at the Company's principal executive offices at 46871 Bayside Parkway, Fremont, California 94538, on Friday, May 15, 1998, at 2:00 p.m.

    Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Gerald C. Hsu
                                          Gerald C. Hsu
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          CHAIRMAN OF
                                          THE BOARD OF DIRECTORS

                               AVANT! CORPORATION
                             46871 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1998
                             ---------------------

    The Annual Meeting of Stockholders (the "Annual Meeting") of Avant! Corporation (the "Company") will be held at the Company's principal executive offices at 46871 Bayside Parkway, Fremont, California 94538, on Friday, May 15, 1998, at 2:00 p.m. for the following purposes:

        1. To elect five members of the Board of Directors of the Company. If the proposed amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws providing for a classified Board of Directors (Proposal No. 2 below) is adopted, the five directors will be elected to a classified Board of Directors, with two directors being elected for a one-year term, two directors being elected for a two-year term and one director being elected for a three-year term. If Proposal No. 2 is not adopted, all five directors will be elected for a one-year term;

        2. To approve an amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws providing for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms;

        3. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan to increase the total number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares and to provide for automatic increases in future years;

        4. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock available for issuance thereunder by 250,000 shares and to provide for automatic increases in future years;

        5. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998; and

        6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement.

    Only stockholders of record at the close of business on April 3, 1998 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 46871 Bayside Parkway, Fremont, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Eric A. Brill
                                   ---------------------------------------------

                                          Eric A. Brill
                                          SECRETARY

Fremont, California
April 9, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                               AVANT! CORPORATION
                             46871 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1998

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Avant! Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive offices at 46871 Bayside Parkway, Fremont, California 94538, on Friday, May 15, 1998, at 2:00 p.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 9, 1998.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 3, 1998, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 32,485,773 shares of Common Stock outstanding. Each stockholder of record on April 3, 1998 is entitled to one vote for each share of Common Stock held by such stockholder on April 3, 1998. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

    The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes are not counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

    PROPOSAL 2. Approval of the adoption of the amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

    PROPOSAL 3. Approval of the amendment to the Company's 1995 Stock Option/Stock Issuance Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the proposal and thus will have no effect on the outcome of the vote on the proposal.

    PROPOSAL 4. Approval of the amendment to the Company's Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will be treated as not entitled to vote on this matter and thus will have no effect on the outcome of the vote on the proposal.

    PROPOSAL 5. Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and voted either affirmatively or negatively at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

    Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposals No. 2, No. 3, No. 4 and No. 5 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, you must send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices and such notice of revocation or proxy must be received by the Secretary of the Company before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company also has retained Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies. Morrow will receive a fee for such services of approximately $10,000 plus out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of February 28, 1998, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The five Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified, except that, as discussed below, if Proposal No. 2 for the classification of the Board of Directors is adopted, each such director will serve for the term corresponding to the class into which such director was elected.

    If the proposed amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws described below in Proposal No. 2 providing for the classification of the Board of Directors into three classes is approved at the Annual Meeting by the Company's stockholders, the five nominees listed below will be divided into three classes as follows: two Class I Directors (Messrs. Brill and Andrews) will be elected for a one-year term expiring at the 1999 Annual Meeting of Stockholders, two Class II Directors (Messrs. Chimura and St. Clair) will be elected for a two-year term expiring at the 2000 Annual Meeting of Stockholders and one Class III Director (Mr. Hsu) will be elected for a three-year term expiring at the 2001 Annual Meeting of Stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal. If the proposed amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws is not adopted, all five directors will be elected for a one-year term expiring at the 1999 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal. See "Proposal No. 2--Approval of Amendment of the Avant! Restated Certificate of Incorporation and the Avant! Amended and Restated Bylaws Providing for a Classified Board of Directors."

NOMINEES                                 AGE                   POSITIONS AND OFFICES HELD WITH THE COMPANY
-----------------------------------      ---      ----------------------------------------------------------------------
Gerald C. Hsu......................          51   President, Chief Executive Officer and Chairman of the Board of
                                                   Directors
Eric A. Brill (1)..................          47   Director and Secretary
Charles L. St. Clair...............          67   Director
Moriyuki Chimura...................          50   Director
James Andrews......................          63   Director

------------------------

(1) Member of Audit Committee

    MR. HSU joined the Company in March 1994 as President, Chief Executive Officer and a director, and has been Chairman of the Board of Directors since November 1995. From July 1991 to March 1994, Mr. Hsu was employed by Cadence Design Systems, Inc., an electronic design automation company, where his last position was President and General Manager of the IC Design Group. From June 1988 to July 1991, Mr. Hsu was employed by Sun Microsystems, Inc., an engineering workstation company, where his last position was Director of Strategic Business Development. Mr. Hsu holds an M.S. in Oceanic Engineering from the Massachusetts Institute of Technology, an M.S. in Mechanics and Hydraulics from the University of Iowa and a B.S. in Applied Mathematics from the National Chung-Hsing University. On

April 11, 1997, the Santa Clara District Attorney filed a criminal complaint alleging felony level offenses against, among others, Mr. Hsu, the Company and certain other of the Company's employees for allegedly violating various California Penal Code sections relating to the theft of trade secrets. Mr. Hsu has pleaded not guilty to such complaint and is awaiting further proceedings.

    MR. BRILL has been a director and the Secretary of the Company since November 1996. Mr. Brill is a corporate and securities attorney whose practice focuses principally on technology companies and private investment partnerships. He has maintained his own practice since 1993, and previously practiced with the San Francisco law firm of Farella, Braun & Martel, LLP. Mr. Brill holds a B.S. in History from Cleveland State University and a J.D. from the Harvard Law School.

    MR. ST. CLAIR served the Company as Director of Administration from June 1996 to April 1997 and has served the Company as a consultant since April 1997. He has been a director of the Company since September 1997. From February 1995 to March 1996, Mr. St. Clair was employed by Interkiln Corporation of America as Director, Southern Africa Operations. From January 1993 to January 1995, he was employed by Deloitte & Touche as an Industrial Advisor to the Botswana Development Corporation Ltd. Mr. St. Clair holds a B.S. in Economics and Management from Arizona State University and a B.F.T., Latin America from the American Graduate School for International Management.

    MR. CHIMURA has served as General Manager of Galax!, Inc., a subsidiary of the Company ("Galax!"), since April 1998 and has served as a director of the Company since March 17, 1998. Prior to joining Galax!, Mr. Chimura served as President of Panasonic Semiconductor Development Company, a division of Matsushita Semiconductor Corporation of America and a developer of microcontroller systems and ASIC products, since April 1997. From April 1992 to March 1997, Mr. Chimura served as General Manager of the Semiconductor Group of Matsushita Electronics Corporation. From April 1987 to March 1992, he served as Manager of the Semiconductor Group Development Promotion Center of Matsushita Electronics Corporation. Mr. Chimura holds an M.S. in Electrical Engineering from Gifu University.

    MR. ANDREWS has served for over 25 years as a professor of mechanical engineering and exercise science at the University of Iowa, Iowa City, Iowa. He has served as a director of the Company since April 1, 1998. Professor Andrews holds his B.A. and M.S. in Mechanical Engineering from the University of Iowa, Iowa City.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the year ended December 31, 1997, the Board of Directors held seven meetings and acted by written consent on one occasion. For the year, each of the current directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. On March 17, 1998, the Board of Directors approved an Action by Written Consent increasing the authorized number of members of the Board of Directors from five to seven members and electing Moriyuki Chimura to the Board of Directors. On March 31, 1998, Y. Eric Cho resigned from the Board of Directors. On April 1, 1998 the Board of Directors approved an Action by Written Consent electing James Andrews to the Board of Directors.

    During the year ended December 31, 1997, the Audit Committee of the Board of Directors held two meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee were Messrs. Brill and Coxe. As Mr. Coxe will not stand for reelection to the Board of Directors at the Annual Meeting, it is anticipated that Mr. Andrews, if elected as a member of the Board of Directors at the Annual Meeting, will be appointed to the Audit Committee.

    During the year ended December 31, 1997, the Compensation Committee of the Board of Directors met seven times. The Compensation Committee is authorized to administer the 1995 Stock Option/Stock Issuance Plan, reviews the performance and sets the compensation of the Chief Executive Officer of the Company, approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The members of the Compensation Committee were Mr. Coxe and Dr. Tatsuo Kawasaki. Dr. Kawasaki served as a member of the Compensation Committee from July 10, 1997, the date of his election as a member of the Board of Directors, to December 20, 1997, the date of his resignation from the Board of Directors.

DIRECTOR COMPENSATION

    Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

    Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option/Stock Issuance Plan. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be granted an option to purchase 20,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. On July 10, 1997, Dr. Kawasaki was granted an option to purchase 20,000 shares of Common Stock at an exercise price of $31.75 per share under the Automatic Option Grant Program. In addition, at each Annual Stockholders Meeting subsequent to the 1996 Annual Stockholders Meeting, each individual who continues to serve and has served as a non-employee Board member for at least six months prior to such Annual Meeting will receive an additional option grant to purchase 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company. Thus, on May 15, 1997, Mr. Coxe received an additional option grant to purchase 5,000 shares of Common Stock at an exercise price of $21.25 per share. For further information concerning the terms of these automatic grants, please see the summary of the Automatic Option Grant Program below under the heading, "Proposal No. 3--Amendment of the 1995 Stock Option/Stock Issuance Plan."

    Non-employee Board members and directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option/Stock Issuance Plan. Employee-directors are also eligible to participate in the Company's Employee Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2
                      APPROVAL OF AMENDMENT OF THE AVANT!
                 RESTATED CERTIFICATE OF INCORPORATION AND THE
                       AVANT! AMENDED AND RESTATED BYLAWS
                 PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS

    On February 27, 1998, the Board of Directors unanimously approved a proposal to amend the Company's Restated Certificate of Incorporation and the Company's Amended and Restated Bylaws to provide for the institution of a classified Board of Directors. The full texts of the proposed amendment to the Company's Restated Certificate of Incorporation and the proposed amendment to the Company's

Amended and Restated Bylaws are set forth in Appendix A and Appendix B, respectively, to this Proxy Statement and the following description is qualified in its entirety by reference thereto. If the proposed amendment is approved, the five directors elected to the Board of Directors will be divided into three classes as provided under "Proposal No. 1--Election of Directors."

    Delaware law authorizes provisions in a corporation's certificate of incorporation that provide for a classified board of directors. The Board of Directors believes that the proposed amendment instituting a classified Board of Directors is in the best interest of the Company and its stockholders and therefore recommends a vote for this proposal.

    The proposed amendment to the Company's Restated Certificate of Incorporation and conforming amendment to the Amended and Restated Bylaws provide that the Company's Board of Directors will be divided into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 1999; another class would hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 2000; and another class would hold office initially for a term expiring at the Annual Meeting of Stockholders to be held in 2001. At each Annual Meeting of Stockholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election and until their successors have been duly elected and qualified. Vacancies which occur during the term may be filled by the Board of Directors to serve for the remainder of the full term. Moreover, the proposed amendment provides that the directors of the classified Board may be removed only for cause, which, unless otherwise provided for in a corporation's certificate of incorporation, is required under Delaware law, and that the affirmative vote of the holders of at least 80% of the voting power of all of the shares of the Company entitled to vote for the election of directors shall be required to alter, amend or adopt any provisions inconsistent with the classified Board of Directors. See "Proposal No. 1--Election of Directors" for the initial composition of each class of directors and each director's initial term, if this Proposal No. 2 is adopted.

    The Board believes that classification of the Board of Directors of the Company will help lend continuity and stability to the management of the Company. Following adoption of the classified board structure, at any given time at least approximately two-thirds of the members of the Board will generally have had experience as directors of the Company. The Board of Directors believes that this will facilitate long-range business planning, strategic planning and policy making and will have a positive impact on customer and employee loyalty. In particular, the Company believes that a classified Board of Directors will permit the Company to more effectively represent the interests of all of its stockholders in a variety of situations, including responding to circumstances which might be created by demands or actions of a single stockholder or stockholder group, than might be the case if the Board of Directors were not classified and a measure of continuity from year to year were not thereby assured. In order to ensure that a classified Board of Directors, if adopted, cannot be easily removed and a non-classified Board of Directors reinstated, the proposed amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws also includes a provision whereby an 80% affirmative vote of the outstanding voting shares of the Company is required in order to amend, alter or adopt any provisions inconsistent with the classified Board of Directors. Additionally, as provided for under Delaware law, the proposed amendment requires that directors may be removed by stockholders only for cause, which affords protection for directors who were intended, as members of the classified Board of Directors, to serve for three-year terms in order to help lend continuity and stability to the management of the Company. The proposed amendment is not a response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company.

    This proposed amendment to the Company's Restated Certificate of Incorporation and Amended and Restated Bylaws will make difficult and may discourage a merger, tender offer or proxy fight, even if such transaction or occurrence may be favorable to the interests of the stockholders and may delay or frustrate the assumption of control of the Company by a holder of a large block of the stock of the Company, and thus make more difficult the removal of incumbent management. Furthermore, the classification of directors will have the effect of making it more difficult for stockholders to change the composition of the Board in a relatively short period of time since at least two Annual Meetings will be required to be held in order to effect a change in a majority of the members of the Board of Directors. Currently, a change in a majority of the members of the Board of Directors can be made by stockholders at each Annual Meeting. Additionally, the requirement of an 80% affirmative vote to remove the classified Board of Directors will have the effect of making it more difficult for stockholders to replace the classified Board of Directors with a non-classified Board of Directors, and the requirement of the removal of directors only for cause will have the effect of making it more difficult for stockholders to remove individual directors. While the delay afforded by the proposed amendment will help ensure that the Board of Directors, if confronted with a hostile tender offer, a proxy contest or other similar proposal, will have sufficient time to review and consider the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the stockholders, it will also affect stockholders' attempts to change the composition of the Board for other reasons, including the performance of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE AVANT! RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS.

                                 PROPOSAL NO. 3
             AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

    The Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan") was adopted by the Board of Directors (the "Board") in April 1995 and approved by the stockholders in May 1995. The stockholders are being asked to vote on a proposal to approve an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 1,000,000 shares to a total of 5,584,017 shares and to change the number of shares to be added automatically each year from 1% of the outstanding shares to 500,000 shares. The Board adopted the amendment on February 27, 1998 subject to stockholder approval at the Annual Meeting. The Company established the Option Plan as a successor to the 1993 Stock Option/Stock Issuance Plan (the "Predecessor Plan") to provide a means whereby employees, officers, directors, consultants and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Board believes the amendment is necessary in order to provide the Company with a sufficient reserve of Common Stock for future option grants needed to attract, employ and retain employees, directors and consultants of outstanding ability.

    The principal terms and provisions of the Option Plan as modified by the recent amendment are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Fremont, California.

                         DESCRIPTION OF THE OPTION PLAN

    STRUCTURE. The Option Plan is divided into three separate components: (i) the Discretionary Option Grant Program under which employees, non-employee directors and consultants may, at the discretion of the Board of Directors or its Compensation Committee (the "Committee"), be granted options to purchase shares of Common Stock at an exercise price not less than eighty-five percent (85%) of their fair market value on the grant date; (ii) the Stock Issuance Program under which such persons may be issued shares of Common Stock directly through the purchase of such shares at a price not less than eighty-five percent (85%) of their fair market value at the time of their issuance or as a bonus tied to the performance

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of services; and (iii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

    ADMINISTRATION. The Board of Directors or the Committee, which is comprised of two (2) or more Board members, administers the Option Plan. Committee members serve for such period of time as the Board may determine. The Option Plan may also be administered, with respect to optionees who are not executive officers subject to the short-swing profit rules of the federal securities laws, by a secondary committee comprised of one or more Board members.

    The Committee (or the Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant.

    ELIGIBILITY. Employees (including officers), non-employee members of the Board of Directors, consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program.

    As of February 28, 1998, approximately 630 persons were eligible to participate in the Option Plan.

    SECURITIES SUBJECT TO OPTION PLAN. The maximum number of shares of Common Stock which may be issued over the term of the Option Plan, as amended, is 5,584,017 shares. Under the amendment subject to this proposal, the number of shares of Common Stock available for issuance under the Option Plan automatically increases by 500,000 shares on the first day of each calendar year during the term of the Option Plan, beginning with the 1999 calendar year.

    In no event, however, may any one person participating in the Option Plan receive options and direct stock issuances for more than 1,000,000 shares of Common Stock in a single calendar year.

    Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

    PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, 85% of the fair market value of the Common Stock on the grant date. Options granted under the Discretionary Option Grant Program become exercisable at such time or times and during such period as the Board of Directors or Committee may determine and set forth in the instrument evidencing the option grant.

    The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Board of Directors or Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (i) authorizing a Company loan to the optionee, or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Board of Directors or Committee in its sole discretion.

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    No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime the option may be exercised only by the optionee.

    TERMINATION OF SERVICE. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Board of Directors or Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Board of Directors or Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

    INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under section 422 of the Code may not exceed $100,000.

    LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the federal securities laws may, at the discretion of the Board of Directors or Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six months will automatically be canceled, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price.

    TANDEM STOCK APPRECIATION RIGHTS. The Board of Directors or Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option on the option surrender date over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Board of Directors or Committee, be made in cash or in shares of Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

    - Each individual who was a non-employee Board member on the date of the initial public offering and each individual who becomes a non-employee Board member after such date, whether through

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election by the stockholders or appointment by the Board, will automatically be granted, at the time of the offering or (if later) at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock, provided such individual has not been in the prior employ of the Company.

    - On the date of each Annual Stockholders Meeting beginning with the 1996 Annual Meeting, each individual who continues to serve as a non-employee Board member will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 5,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

    Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

    1. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date, and each option is to have a maximum term of ten years from the grant date

    2. Each automatic option grant will be immediately exercisable for all of the option shares; the shares purchasable under the option will be subject to repurchase at the original exercise price in the event the optionee's service should cease prior to full vesting. With respect to each initial grant, the repurchase right will lapse and the optionee will vest in four equal annual installments from the grant date. Each annual grant will vest upon the optionee's completion of one year of service from the option grant date.

    3. The option will remain exercisable for a 12-month period following the optionee's termination of service for any reason and may be exercised following the Board member's death by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of service.

    4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will also become fully vested in the event of the optionee's cessation of service by reason of death or permanent disability.

    5. Upon the occurrence of a hostile tender offer, the optionee will have a 30-day period in which to surrender to the Company each automatic option which has been in effect for at least six months and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the optionee is otherwise vested in those shares) equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

    6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Board of Directors or Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

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
    In the event of a Corporate Transaction (as defined below), all of the Company's outstanding repurchase rights under the Stock Issuance Program will terminate automatically (and all the shares subject to such terminated rights will fully vest), unless such repurchase rights are assigned to the successor corporation. Any repurchase rights assigned will automatically terminate (and shares subject to such rights will fully vest) if the optionee's service is subsequently terminated by reason of an involuntary termination within 18 months following the Corporate Transaction.

GENERAL PROVISIONS

    ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

        (i) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

        (ii) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option will not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent); (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option; or (iii) the acceleration of such option is subject to other limitations imposed by the Board of Directors or Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation. See also "Employment Contracts and Change in Control Arrangements" for a discussion of the acceleration of vesting of options held by certain officers of the Company in the event of a hostile take-over of the Company.

    Also upon a Corporate Transaction, the Company's outstanding repurchase rights applicable to options granted under the Discretionary Option Grant Program will terminate automatically unless assigned to the successor corporation.

    Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time will automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction will automatically terminate and the shares of Common Stock subject to those terminated rights will immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary termination within 18 months following the effective date of such Corporate Transaction. Any options so accelerated will remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the involuntary termination.

    Upon the occurrence of the following transactions ("Change in Control"):

    (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than 50% of the Company's outstanding voting stock without the Board's recommendation; or

    (ii) there is a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of a proxy contest, to be comprised of individuals who (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members by a majority of the Board in
(a) who were still in office at the time such election or nomination was approved by the Board,

the Board of Directors or Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Board of Directors or Committee also has the discretion to terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

    The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    VALUATION. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on The Nasdaq National Market. The closing price of the Common Stock on March 31, 1998 was $20.875 per share.

    CHANGES IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year, (iii) the number and/or class of securities by which the share reserve is to increase automatically each year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

    OPTION PLAN AMENDMENTS. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan, the maximum number of options that may be granted to one individual per year or the number of options granted to non-employee directors under the Automatic Option Grant Program (except in connection with certain changes in capitalization) or (ii) materially modify the eligibility requirements for option grants.

    Unless sooner terminated by the Board, the Option Plan will in all events terminate on March 31, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

    As of March 20, 1998, options covering approximately 4,200,000 shares were outstanding under the Option Plan, 1,600,000 shares remained available for future option grant, and 10,000,000 shares have been issued under the Option Plan. The expiration dates for all such options range from August 31, 1998 to January 12, 2008. In addition, in connection with the acquisition of Anagram, Inc. ("Anagram"), Meta-

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Software, Inc. ("Meta"), FrontLine Design Automation, Inc. ("FrontLine"), NexSyn
Design Technology, Inc. ("NexSyn"), Integrated Silicon Systems, Inc. ("ISS") and Technology Modeling Associates, Inc. ("TMA"), the Company assumed the outstanding options of each company. Accordingly, under the Anagram, Meta, FrontLine, NexSyn, ISS and TMA option plans as of February 28, 1998, options covering approximately 90,064, 166,563, 149,342, 22,563, 697,049 and 988,873
shares, respectively, were outstanding.

NEW PLAN BENEFITS

    Awards under the Option Plan are discretionary, except for the Automatic Option Grant Program described above. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Option Plan or the benefits that would have been received by such participants if the Option Plan, as amended, had been in effect in 1997. No grants have been made with respect to the additional 1,000,000 shares for which approval is requested at the Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

    Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will generally be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

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
    Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

    (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

    (ii) The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will in general be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will ordinarily be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

    STOCK ISSUANCES. The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

                                 PROPOSAL NO. 4

            AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

    The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board on April 11, 1995, and approved by the stockholders on May 4, 1995. The Purchase Plan was amended by the Board on February 27, 1998, to increase the number of shares of the Company's Common Stock available for issuance thereunder by 250,000 shares to a total of 500,000 shares and to add a provision whereby the number of available shares will automatically increase by 250,000 shares each year, starting in the year 1999. The stockholders are being asked to approve the amendment to the Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Code.

SUMMARY OF PURCHASE PLAN

    The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in Fremont, California.

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
    PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, the "Participating Companies") an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions.

    The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a favorable price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

    ADMINISTRATION. The Purchase Plan is administered by the Board of Directors or the Committee. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the Purchase Plan will be credited to a non-interest bearing book account.

    SHARES AND TERMS. The stock issuable under the Purchase Plan is the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock that may be issued under the Purchase Plan is 500,000 (including the shares subject to this proposal), adjusted as described in the "Adjustment" section of this description. Under the amendment subject to this proposal, the number of available shares will automatically increase by 250,000 shares on January 1 of each year, commencing with 1999. Common Stock subject to a terminated purchase right will be available for purchase pursuant to purchase rights subsequently granted.

    ADJUSTMENTS. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made by the Company to the class and maximum number of shares subject to the Purchase Plan, the number of shares automatically added to the Purchase Plan each year, the class and maximum number of shares purchasable by each participant on any one purchase date and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

    ELIGIBILITY. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan. Approximately 640 employees were eligible to participate in the Purchase Plan as of December 31, 1997.

    OFFERING PERIODS. The Purchase Plan is implemented by offering periods that have a duration of not more than 24 months. The Board of Directors or Committee in its discretion may vary the beginning date and ending date of the offering periods, provided that no offering period may exceed 24 months in length. Each offering period is comprised of four successive purchase periods with a duration of six months, beginning on June 1 and December 1 of every year. The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the participant's entry date into an offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

    PURCHASE PRICE. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period or, if later, the participant's entry date into the offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. If a participant's entry date is on a day other than the first day of an offering period, the clause (i) amount will in no event be less than the fair market value of the shares on the first day of such offering period. Generally, the fair market value of the Common Stock on a given date is the closing price of the Common Stock on The Nasdaq National Market. The market value of the Common Stock on March 31, 1998 was $20.875 per share.

    LIMITATIONS. The plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

    1. No purchase right will be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

    2. In no event will a participant be permitted to purchase more than 750 shares on any one purchase date.

    3. The right to purchase Common Stock under the Purchase Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding.

    The purchase right will be exercisable only by the participant during the participant's lifetime and will not be assignable or transferable by the participant.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. Payment for shares by participants will be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 15% of a participant's base salary paid during a purchase period. This includes regular base pay, any pre-tax contributions made by a participant to any Code section 401(k) plan or section 125 cafeteria benefit program but excludes overtime payments, bonuses, commissions (unless they function as base salary equivalents), profit-sharing distributions and other incentive-type payments. Base salary also does not include any contributions made on a participant's behalf by a Participating Company to any deferred compensation plan or welfare benefit program (other than a section 401(k) or 125 plan) now or hereafter maintained by the Company.

    A participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the "Limitations" section). No fractional shares may be purchased. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent purchase period.

    TERMINATION AND CHANGE TO PAYROLL DEDUCTIONS. A purchase right will terminate at the end of the offering period or earlier if (i) the participant terminates employment, and then any payroll deductions which the participant may have made with respect to a terminated purchase right will be refunded, or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded, unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. A participant may decrease his or her deductions once during a purchase period. A participant may also increase his or her deductions, but only at the beginning of a purchase period.

    AMENDMENT AND TERMINATION. The Purchase Plan will continue in effect until the earliest of (i) the last business day in May 2005, (ii) the date on which all shares available for issuance under the Purchase Plan have been issued or
(iii) a Corporate Transaction, unless the Purchase Plan is earlier terminated by the Board in its discretion.

    The Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the stockholders, no such action may (i) materially increase the number of shares issuable under the Purchase Plan or (ii) materially modify the eligibility requirements.

    CORPORATE TRANSACTION. In the event of (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a "Corporate Transaction"), each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period. The purchase price per share will be equal to 85% of the lower of the (i) fair market value per share of Common Stock on the start date of the offering period (or on the participant's entry date, if later) or
(ii) the fair market value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. If a participant's entry date is not the first day of the offering period, the clause (i) amount will in no event be less than the fair market value of such shares on the first day of the offering period. Any payroll deductions not applied to such purchase will be promptly refunded to the participant.

    PRORATION OF PURCHASE RIGHTS. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee will make a pro rata allocation of the shares remaining.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a general description of certain federal income tax consequences of the Purchase Plan. This description does not purport to be complete.

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. No income is recognized by a participant at the time a right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

    A participant must recognize taxable income upon a disposition of shares acquired under the Purchase Plan. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of Section 423 have been satisfied (a "qualifying disposition"). To satisfy the holding-period requirements of Section 423, shares acquired under the Purchase Plan cannot be disposed of within two years after the first day of the offering period during which the shares were purchased (or within two years after the participant's entry date, if that date is later than the beginning of the offering period) nor within one year after the shares were purchased. The U.S. income tax consequences of a qualifying disposition are as follows:

    - The participant recognizes ordinary income equal to the lower of (i) the excess of the fair market value of the shares on the date of the disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period (or on the participant's entry date, if that date is later than the first day of the offering period and if the market value is higher on that date). The Company will not be entitled to any deduction under these circumstances.

    - The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

    A participant who disposes of shares acquired under the Purchase Plan without meeting the holding-period requirements makes a disqualifying disposition of such shares. The U.S. income tax consequences of a disqualifying disposition are as follows:

    - The entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will be entitled to a deduction for the same amount, subject to certain conditions.

    - The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending on the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

    NEW PURCHASE PLAN BENEFITS. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. As of February 28, 1998, 8,000 shares have been issued with respect to the additional 250,000 shares for which approval is requested at the Annual Meeting, and additional purchase rights have been granted with respect to such 250,000 shares and will be exercised on various future dates, commencing with May 31, 1998. The number of such additional purchase rights that will be exercised cannot be determined, since it depends in part on the price of the Company's Common Stock on the date of exercise and on elections by the participants.

RECOMMENDATION OF THE BOARD OF DIRECTORS.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of February 28, 1998 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                                SHARES BENEFICIALLY OWNED (1) (2)
                                                                             ----------------------------------------
BENEFICIAL OWNER                                                             NUMBER OF SHARES    PERCENTAGE OF CLASS
---------------------------------------------------------------------------  -----------------  ---------------------
Amerindo Investment Advisors Inc. (3)......................................       6,123,103                18.9%
FMR Corp. (4)..............................................................       3,464,700                10.7
Van Wagoner Capital Management, Inc. (5)...................................       1,932,468                 6.0
Gerald C. Hsu (6)..........................................................         956,994                 2.9
Y. Eric Cho................................................................         384,900                 1.2
John P. Huyett (7).........................................................          92,528                   *
Tench Coxe (8).............................................................          53,523                   *
Charles L. St. Clair (9)...................................................          11,261                   *
Eric A. Brill (10).........................................................           5,000                   *
All directors and executive officers as a group
  (9 persons including those listed above) (11)............................       1,988,013                 6.1%

------------------------

*   Less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage ownership is based on 32,445,460 shares outstanding as of February 28, 1998. The number of shares of Common Stock deemed outstanding for each person includes shares issuable pursuant to stock options that may be exercised within 60 days after February 28, 1997.

(3) Based on Schedule 13D/A filed with the Securities and Exchange Commission on February 9, 1998 and other information obtained by the Company, Amerindo Investment Advisors Inc. held sole voting power as to 4,500 such shares, shared voting power as to 6,118,603 such shares, sole dispositive power as to 4,500 such shares and shared dispositive power as to 6,118,603 such shares. Amerindo Investment Advisors Inc.'s address is One Embarcadero Center, Suite 2300, San Francisco, California 94111.

(4) Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 1998 and other information obtained by the Company, FMR Corp. held sole voting power as to 106,000 such shares and sole dispositive power as to all of such shares. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(5) Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 1998 and other information obtained by the Company, Van Wagoner Capital Management, Inc. held sole dispositive power as to all of such shares and Van Wagoner Funds, Inc. held sole voting power as to 1,665,986 such shares. Van Wagoner Capital Management, Inc.'s address is 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202.

(6) Includes options exercisable into 247,693 shares of Common Stock under the Option Plan.

(7) Includes options exercisable into 90,417 shares of Common Stock under the Option Plan.

(8) Includes options exercisable into 19,167 shares of Common Stock under the Option Plan.

(9) Includes options exercisable into 8,749 shares of Common Stock under the Option Plan.

(10) Includes options exercisable into 5,000 shares of Common Stock under the Option Plan.

(11) Includes options exercisable into 371,026 shares of Common Stock under the Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Before starting his own practice in 1993, Eric A. Brill, a member of the Board of Directors, was an attorney with the law firm of Farella Braun & Martel, LLP. Farella Braun & Martel has represented, and continues to represent, the Company in certain litigation matters. In addition, Farella Braun & Martel represents Gerald C. Hsu, individually, in the litigation matter against Cadence Design Systems, Inc. In 1997, Mr. Brill received approximately $166,391.85 in connection with legal services rendered by Mr. Brill to the Company and in connection with a contract between Mr. Brill and Farella Braun & Martel pursuant to which Mr. Brill received a portion of the legal fees paid by the Company to Farella Braun & Martel.

    The Company has paid directly the legal fees of Gerald C. Hsu, the Company's President and Chief Executive Officer, and Y. Eric Cho, a former executive officer and a member of the Company's Board of Directors, in connection with various litigation matters involving the Company, including the litigation matter against Cadence Design Systems, Inc., in the amounts of $445,271 and $78,888, respectively.

    In 1997 and 1996, the Company consolidated its Japanese and Korean sales channels by forming two joint ventures, MainGate Electronics, KK ("MainGate") and DavanTech Co., Ltd. ("DavanTech"), respectively. The joint ventures were formed for the purpose of consolidating distribution of the Company's products in Japan and Korea. The Company owns 35% and 39.5% of MainGate and DavanTech, respectively, and accounts for the joint ventures using the equity method. Gerald C. Hsu, the Company's President and Chief Executive Officer owns approximately 40% and 3% of MainGate and DavanTech, respectively. Other than possible appreciation of his investments in MainGate and DavanTech, Mr. Hsu has not derived, directly or indirectly, any remuneration as a result of the agreements between the Company and MainGate and DavanTech, respectively. The distributorship agreements that the Company entered into with MainGate and DavanTech are comparable, from a financial point of view, with the agreements the Company had with its previous distributors in the region and contain no better terms, from a financial point of view, than the Company could have negotiated with other potential distributors. The Company has also provided MainGate with a working capital advance of approximately $1.6 million and has made an equity investment of approximately $294,000 in MainGate. The working capital advance is evidenced by a promissory note in favor of the Company payable upon demand and bearing an interest rate of 5% compounded annually.

    During 1997, Charles L. St. Clair, a member of the Company's Board of Directors, received aggregate payments of $173,800 from the Company and its affiliates for his service as an employee from January to April 1997 and as a consultant from April to December 1997.

    In April 1997, the Company loaned Gerald C. Hsu, the Company's President and Chief Executive Officer and Chairman of the Board of Directors, an aggregate of $700,000. Mr. Hsu repaid this loan in

December 1997. In December 1997, the Company's Compensation Committee awarded Mr. Hsu a bonus, payable by the Company's cancellation of the principal amount and accrued interest outstanding on an $800,000 loan that had been made by the Company to Mr. Hsu in July 1997. See "Report on Executive Compensation--CEO Compensation." The largest aggregate amount that Mr. Hsu was indebted to the Company at any one point during 1997 was $1,700,000. As of February 27, 1998, Gerald C. Hsu was indebted to the Company in the aggregate amount of $556,000.

    In connection with his relocation to California in January 1996, the Company loaned John P. Huyett, the Company's former CEO Staff--Finance and Treasurer, $325,000. The loan was interest free and was collateralized by a deed of trust on real property. The entire balance of this loan remained outstanding during all of 1997. Mr. Huyett has repaid all of such indebtedness.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

    None of the Company's executive officers has an employment or severance agreement with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors, with the exception of Gerald C. Hsu, who has entered into an employment agreement under which he may only be terminated upon at least 30 days' notice.

    The Board of Directors or the Committee has the authority under the 1995 Stock Option/Stock Issuance Plan to provide for the acceleration of vesting of the shares of Common Stock subject to the outstanding options held by the Chief Executive Officer and the Company's other executive officers under that Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership. See also "General Provisions" under the heading "Description of the Option Plan" for a discussion of the acceleration of vesting of all outstanding options under the Plan in the event of a sale or other disposition of the Company's assets or a merger or consolidation in which 50% or greater of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction.

                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee") has the authority to establish the level of base salary payable to the Chief Executive Officer ("CEO"), to administer the Option Plan with respect to executive officers, and to supervise the administration of the Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the exclusive authority to establish the level of base salary payable to all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

    For 1997, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were informal surveys conducted by Company personnel among local companies. However, the CEO made the final compensation decisions concerning such officers.

    GENERAL COMPENSATION POLICY. The CEO's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the CEO's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and
(iii) long-term stock-based incentive awards.

    In preparing the performance graph for this Proxy Statement, the Company has selected the Nasdaq Stock Market U.S. Total Return Index and the Nasdaq Computer & Data Processing Stocks Total Return Index for the Nasdaq Stock Market. The companies included in the Company's informal survey are not necessarily those included in the Indices, because they were determined not to be competitive with the Company for executive talent or because compensation information was not available to the Company.

    BASE SALARY. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent on the basis of informal surveys conducted by the Company.

    ANNUAL CASH BONUSES. Each executive officer has an established bonus target each fiscal year. The annual pool of bonuses for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year, a range for the executive's contribution and a measure of customer satisfaction. For 1997, the Company exceeded its performance targets. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives.

    LONG-TERM INCENTIVE COMPENSATION. During 1997, the Committee, in its discretion, made option grants to Gerald C. Hsu, Y. Eric Cho and John P. Hyuett under the Option Plan. Generally, a significant grant is made in the year that an officer commences employment and no grant is made in the second year. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual.

    Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company, and the vesting schedule is adjusted to reflect existing grants to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

    CEO COMPENSATION. Unless otherwise defined, the capitalized terms used in this "CEO Compensation" section have the meanings assigned to them in the Option Plan.

    1997 SALARY. The 1997 annual base salary for Mr. Hsu, the Company's President and CEO, was established by the Committee in January 1997 at $350,000. The Committee's decision was made primarily on the basis of Mr. Hsu's personal performance of his duties.

    JANUARY 1997 OPTION. On January 8, 1997, the Committee granted to the CEO an option (the "January 1997 Option") to purchase up to 300,000 shares of the Common Stock of the Company, in recognition of the CEO's performance with respect to the 1996 fiscal year and to provide an incentive for his continued strong performance during the 1997 fiscal year. The exercise price of the January 1997 Option is $31.00 per share, the closing price for the Company's Common Stock on The Nasdaq National Market on the grant date. This Option is intended to be an Incentive Option to the maximum extent permissible under the tax laws. It is subject to vesting on a four-year schedule according to the standard Notice of Grant in use under the Option Plan. The Option has a maximum term of ten years from the grant date, subject to earlier termination following Mr. Hsu's cessation of service with the Company.

    DECEMBER 1997 CASH BONUS AND OPTION. On December 18, 1997, the Committee awarded the CEO a cash bonus and a stock option, subject in each instance to the attainment of the CEO's performance standard established for the 1997 fiscal year (the "1997 Target"): 1997 Company earnings per share equal to or exceeding the consensus estimate published as of January 1, 1997 by the major securities analysts who published estimates of the Company's 1997 earnings per share as of such date. That consensus estimate was $1.13. For this purpose, the Company's 1997 earnings per share were to be based on the consolidated financial statements audited by the Company's outside accounting firm and attached as
Exhibit 11 to the Company's 1997 Form 10-K, subject to such adjustments as the Committee might make in good faith (a) to reflect certain possible changes in the Company's accounting policies (none of which changes occurred); and (b) to exclude the following items in whole or in part:

    1. Charges for in-process research and development incurred in connection with a business combination;

    2. Transaction expenses, and restructuring costs or other write-offs, incurred in connection with a business combination or acquisition involving the Company;

    3. Other technology acquisition costs, whether or not incurred in connection with a business combination; and

    4. Damages, restitution payments, fines and/or amounts paid in settlement of the following litigation, including any such amounts paid by the Company on behalf of other defendants therein pursuant to any indemnification obligations of the Company (but not any legal fees or similar expenses incurred by the Company or such indemnitees in connection therewith): the pending civil action filed by Cadence Design Systems, Inc. in December, 1995 against the Company and others, the criminal action presently pending against the Company and certain of the Company's officers, directors and employees, and the shareholder derivative actions presently pending against the Company and any other shareholder derivative action which may hereafter be filed against the Company based substantially on allegations relating to such Cadence litigation or such criminal action; provided, however, that such a payment shall be excluded to the extent it is made on account of liabilities that the Committee determines, in its sole discretion, arose solely from misconduct of Mr. Hsu.

    The Committee subsequently excluded certain items listed in the first three of these four categories in calculating the Company's 1997 earnings per share for the purpose of determining the CEO's attainment of the 1997 Target. The Committee determined that no adjustment should be made on the basis of any item listed in the fourth category above. On these bases, the Committee determined that the Company's 1997 earnings per share were $1.20 for the purpose of determining the CEO's attainment of the 1997 Target, which exceeded the 1997 Target.

    In its December 18, 1997 action, the Committee declared that, if the CEO attained the 1997 Target, he would be entitled to a cash bonus, payable by the Company's cancellation of the principal amount and accrued interest (at an 8% annual rate) outstanding on an $800,000 loan that had been made by the Company to the CEO in July, 1997 (the "CEO Loan"). The Committee further declared that, if the CEO instead failed to attain the 1997 Target, then the CEO Loan, together with interest accrued thereon, would be payable in full 60 days after the Committee had determined that the 1997 Target had not been attained. The Committee was required to make such determination not later than March 15, 1998. The Board, acting in lieu of the Committee, made such determination prior to March 15, 1998. The Committee further declared in its December 18, 1997 action that, if the CEO's service should cease (other than as a result of an Involuntary Termination) before the earlier of (i) March 15, 1998, or (ii) the date on which the Committee had determined whether the 1997 Target had been attained, the CEO Loan (together with all accrued interest thereon) would become payable in full 60 days after such cessation of Service, in which event Mr. Hsu would be entitled to no cash bonus for 1997.

    In its December 18, 1997 action, the Committee also granted an option to purchase 500,000 shares of the Company's Common Stock to the CEO (the "December 1997 Option") at an exercise price of $15.50 per share, which the Committee determined was the Fair Market Value of the Company's Common Stock as of that date. The December 1997 Option is intended to be "performance-based compensation" within the meaning of Code Section 162(m). The December 1997 Option grant provided that one-fourth of the shares subject to the December 1997 Option would vest one year after the December 1997 Option grant date and the remaining three-fourths of such shares would vest monthly in equal amounts over the ensuing 36 months. The grant provided further, however, that if the Committee should determine that the 1997 Target had not been attained, no part of the December 1997 Option would vest until the sixth anniversary of the December 1997 Option grant date, at which time the December 1997 Option would vest in full. Notwithstanding the preceding two sentences, the Committee declared that, if the CEO's service should cease before the December 1997 Option had become fully vested, the December 1997 Option would thereupon (i) vest in full, if the cessation of service had resulted from an "Involuntary Termination," or (ii) thereafter cease vesting as to any additional shares, if the cessation of service had not resulted from an "Involuntary Termination." The Committee further declared that the December 1997 Option would remain exercisable with respect to any or all vested shares until the tenth anniversary of its grant date, except that it would cease to be exercisable, in whole or in part, upon a cessation of the CEO's service prior to such tenth anniversary as a result of misconduct. Upon any exercise of the December 1997 Option, the exercise price will be payable, in the CEO's discretion, in any one or more of the forms of payment authorized under the Option Plan, which provides for payment in cash, by cancellation of other Company shares, or pursuant to a cashless exercise procedure.

    TAX LIMITATION. As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The stockholders approved the Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options. Accordingly, any compensation deemed paid to an executive officer when he exercises an outstanding option granted by the Compensation Committee under the Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1998 fiscal year will exceed the $1 million limit per officer, the Board will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap. The Board of Directors currently does not have a Compensation Committee meeting the requirements of Section 162(m), but such a committee held office in the year 1997.

                                                      BOARD OF DIRECTORS
                                                      James Andrews
                                                      Eric A. Brill
                                                      Moriyuki Chimura
                                                      Tench Coxe
                                                      Gerald C. Hsu
                                                      Charles L. St. Clair

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Board of Directors who served on the Compensation Committee during 1997 was an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

    The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between June 7, 1995 (the date the Company's Common Stock commenced public trading) and December 31, 1997 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) The Nasdaq Computer & Data Processing Stocks Total Return Index for The Nasdaq Stock Market ("Nasdaq CDP Index"), over the same period. This graph assumes the investment of $100 on June 7, 1995 in the Company's Common Stock, The Nasdaq Stock Market-U.S. Index and the Nasdaq CDP Index, and assumes the reinvestment of dividends, if any.

    The comparisons shown in the graph below are based upon historical data, and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from The Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

        COMPARISON OF CUMULATIVE TOTAL RETURN AMONG AVANT! CORPORATION,
          THE NASDAQ STOCK MARKET-U.S. INDEX AND THE NASDAQ CDP INDEX

                COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
         AMONG AVANT! CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       NASDAQ STOCK        NASDAQ COMPUTER &

                 AVANT! CORPORATION      MARKET (U.S.)           DATA PROCESSING
6/7/95                         $100               $100                      $100
6/95                           $128               $108                      $111
9/95                           $156               $121                      $121
12/95                           $73               $123                      $127
3/96                            $91               $128                      $133
6/96                            $88               $139                      $148
9/96                           $113               $144                      $151
12/96                          $120               $151                      $157
3/97                           $102               $143                      $145
6/97                           $122               $169                      $186
9/97                           $110               $197                      $204
12/97                           $73               $185                      $192

* $100 INVESTED ON 6/07/95 IN STOCK OR ON 5/31/95 IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Report on Executive Compensation and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the two other most highly compensated officers who were serving as such during 1997 (collectively, the "Named Officers"), each of whose salary and bonus for 1997 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                  -------------
                                                                                    NUMBER OF
                                                        ANNUAL COMPENSATION        SECURITIES
                                                     --------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR  SALARY($)(1)   BONUS($)(1)   OPTIONS(#)(2)   COMPENSATION($)
---------------------------------------------  ----  ------------   -----------   -------------   ---------------
Gerald C. Hsu................................  1997  $350,000       $800,000         800,000          --
  President, Chief Executive Officer and       1996   250,000        350,000         175,000          --
  Chairman of the Board of Directors

Y. Eric Cho (3)..............................  1997   166,666.60     290,501.88       90,000          --
  Senior Vice President of Corporate           1996   120,000        237,491          20,000          --
  Operations and Director

John P. Huyett (4)...........................  1997   170,000         90,000           8,000          4,750(5)
  CEO Staff-Finance, Treasurer and             1996   200,000         30,000          20,000          4,770(5)
  Principal Accounting Officer

------------------------

(1) Amounts in this column include amounts earned in the stated year but not yet paid or paid in the subsequent year. Also includes amounts deferred under the 401(k) plan.

(2) The Company did not grant any stock appreciation rights or make any long-term incentive payments during the years covered by the table.

(3) Mr. Cho resigned from his position as the Company's Senior Vice President of Corporate Operations on October 31, 1997. Accordingly, the options granted to Mr. Cho in 1997 were canceled and are no longer outstanding.

(4) Mr. Huyett resigned from his position as the Company's CEO Staff-Finance, Treasurer and Principal Accounting Officer on February 28, 1998. Accordingly, the options granted to Mr. Huyett in 1997 were canceled and are no longer outstanding. On January 12, 1998, the Board of Directors appointed Linda Chinn to serve as the Company's Vice President, Finance and Administration.

(5) Represents matching contributions by the Company to the 401(k) Plan in 1996 and 1997.

    The following table contains information concerning the stock option grants made to each of the Named Officers in 1997. No stock appreciation rights were granted to these individuals during such year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                                  ----------------------------------------------------------------    VALUE AT ASSUMED
                                   NUMBER OF                                                        ANNUAL RATES OF STOCK
                                  SECURITIES     % OF TOTAL                                          PRICE APPRECIATION
                                  UNDERLYING   OPTIONS GRANTED                                       FOR OPTION TERM(5)
                                    OPTIONS    TO EMPLOYEES IN     EXERCISE                         ---------------------
NAME                              GRANTED(#)        1997        PRICE($/SH)(4)    EXPIRATION DATE     5%($)      10%($)
--------------------------------  -----------  ---------------  ---------------  -----------------  ---------  ----------
Gerald C. Hsu (1)...............       6,450           0.03%       $   31.00       January 7, 2007  $ 125,748  $  318,669
Gerald C. Hsu (1)...............     293,550          12.51            31.00       January 7, 2007  5,722,973  14,503,136
Gerald C. Hsu (1)...............     500,000          21.32            15.50     December 17, 2007  4,873,933  12,351,504
Y. Eric Cho (1) (2).............      80,000           3.41            35.00      January 14, 2007  1,760,905   4,462,479
Y. Eric Cho (1) (2).............      10,000           0.04             9.81        April 16, 2007     61,695     156,346
John P. Huyett (1) (3)..........       8,000           0.03             9.81        April 16, 2007     49,356     125,077

------------------------

(1) Twenty-five percent (25%) of the option shares shall vest after the first twelve (12) months of service to the Company measured from the Vesting Commencement Date, and the remaining seventy-five percent (75%) of the option shares shall vest in a series of successive equal monthly installments upon the optionee's completion of each of the following thirty-six months of service to the Company.

(2) Mr. Cho resigned from his position as the Company's Senior Vice President of Corporate Operations on October 31, 1997, and the options granted to him in 1997 were canceled and are no longer outstanding.

(3) Mr. Huyett resigned from his position as the Company's CEO Staff-Finance, Treasurer and Principal Accounting Officer on February 28, 1998, and the options granted to him in 1997 were canceled and are no longer outstanding.

(4) The exercise price for the options may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Under each of the options, the option shares will vest upon an acquisition of the Company by merger or asset sale, unless the Company's repurchase right with respect to the unvested option shares is transferred to the acquiring entity. See "General Provisions" under the heading "Description of the Option Plan" for a discussion of the vesting of options in connection with such a transaction.

(5) The potential realizable value of the options reported above was calculated by assuming that the market price of the Common Stock of the Company appreciates 5% and 10% from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock of the Company. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Common Stock during the option period and the timing of exercise of the options. Unless the executive officer remains employed until he vests in the option shares and the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

    The following table sets forth information concerning option exercises in 1997 and option holdings as of the end of 1997 with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                       VALUE REALIZED       NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                      (MARKET PRICE AT     UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                         SHARES        EXERCISE LESS        OPTIONS AT FY-END(#)          FY-END($)(1)(3)
                                       ACQUIRED ON        EXERCISE       --------------------------  -------------------------
NAME                                   EXERCISE(#)      PRICE($)(1)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
------------------------------------  -------------  ------------------  -----------  -------------  ----------  -------------
Gerald C. Hsu (2)...................      392,411       $6,651,063.26       247,693       784,896    $793,120.30  $ 8,225,000

Y. Eric Cho.........................            0                  0              0             0             0             0

John P. Huyett (2)..................        9,000       $    186,030         90,417        20,083    $  117,375   $    55,520

------------------------

(1) The amounts reported above under the column "Value Realized" merely reflect the amount by which the fair market value of the Common Stock of the Company on the date the option was exercised exceeded the exercise price of the option. The option holder does not realize any cash until the shares of Common Stock issued upon exercise of the options are sold.

(2) The options are immediately exercisable for all the option shares, but any shares purchased thereunder will be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service to the Company prior to vesting in such shares. As of December 31, 1997, the repurchase right had lapsed as to approximately 247,693 option shares for Mr. Hsu and approximately 90,417 option shares for Mr. Huyett.

(3) Based on the closing price of the Common Stock of the Company at December 31, 1997, as reported on the Nasdaq National Market, of $16.75 per share, less the exercise price payable for such shares.

                                 PROPOSAL NO. 5
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the stockholders to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of KPMG Peat Marwick LLP.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1997 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1997 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent shareholders, except that Gerald Hsu reported one transaction late, Charles St. Clair failed to report one transaction on the Form 3 he filed with the Securities and Exchange Commission and Tatsuo Kawasaki filed his Form 3 with the Securities and Exchange Commission late.

                                   FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR 1997, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO AVANT! CORPORATION, 46871 BAYSIDE PARKWAY, FREMONT, CALIFORNIA 94538, ATTN: DAVID H. STANLEY, GENERAL COUNSEL.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Stockholder proposals that are intended to be presented at the 1999 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 10, 1998 in order to be included. Such stockholder proposals should be addressed to Avant! Corporation, 46871 Bayside Parkway, Fremont, California 94538, Attn: David H. Stanley, General Counsel.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Eric A. Brill
                                   ---------------------------------------------

                                          Eric A. Brill
                                          SECRETARY

Fremont, California
April 9, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   APPENDIX A

       FORM OF AMENDMENT TO AVANT! RESTATED CERTIFICATE OF INCORPORATION

                                  ARTICLE VII

    Election of directors need not be by written ballot unless the Bylaws of this corporation shall so provide. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Directors, with
(i) the term of office of the first class to expire at the 1999 annual meeting of stockholders, (ii) the term of office of the second class to expire at the 2000 annual meeting of stockholders and (iii) the term of office of the third class to expire at the 2001 annual meeting of stockholders, with each class to hold office until its successor is elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any directors elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any director may be removed from office, but only for cause. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors shall be required to alter, amend or adopt any provision inconsistent with or repeal this Article VII.

                                   APPENDIX B

            FORM OF AMENDMENT TO AVANT! AMENDED AND RESTATED BYLAWS

                                  ARTICLE III

                                   DIRECTORS

    SECTION 1. The number of directors that shall constitute the whole board shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of stockholders, except as provided in
Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

    The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Directors, with (i) the term of office of the first class to expire at the 1999 annual meeting of stockholders, (ii) the term of office of the second class to expire at the 2000 annual meeting of stockholders and (iii) the term of office of the third class to expire at the 2001 annual meeting of stockholders, with each class to hold office until its successor is elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any directors elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any director may be removed from office, but only for cause.

                                 AVANT! CORPORATION
                       1995 STOCK OPTION/STOCK ISSUANCE PLAN
                       -------------------------------------
                   (AMENDED AND RESTATED AS OF FEBRUARY 27, 1998)


                                    ARTICLE ONE
                                 GENERAL PROVISIONS
                                 ------------------


     I.   PURPOSE OF THE PLAN

          This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Avant! Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.


     II.  STRUCTURE OF THE PLAN

          A.   The Plan shall be divided into three separate equity programs:

                      (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan
     Administrator, be granted options to purchase shares of Common Stock,

                     (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary), and

                     (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

          B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Board and the Primary Committee shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

          B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

          E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

          F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.


     IV.  ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                      (i)     Employees,

                     (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                     (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

          D. The individuals eligible to receive option grants under the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the Board or election by the Corporation's stockholders, and
(ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program on the Effective Date or at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program as a result of his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.


     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock that may be issued over the term of the Plan shall not exceed 5,584,017 shares.(1) No Incentive Options may be granted on the basis of

-------------------
(1) Such authorized share reserve includes (i) 2,315,575 shares available at the inception of the Plan, (ii) an increase of 750,000 shares authorized by the Board under the Plan on April 10, 1996, and approved by the stockholders at the 1996 Annual Stockholders Meeting, (iii) an automatic annual increase of 249,520 shares effective January 1, 1997, (iv) an increase of

518,442 of such shares, which resulted from two automatic annual increases equal to one percent (1%) of the shares of Common Stock outstanding on December 31, 1996, and December 31, 1997, respectively.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase by 500,000 shares on the first day of each calendar year during the term of the Plan, beginning with the 1999 calendar year.

          C. No one person participating in the Plan may receive options and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year over the term of the Plan.

          D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two,
Section IV. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from

-------------------
1,000,000 shares authorized by the Board under the Plan on April 11, 1997, and approved by the stockholders at the 1997 Annual Stockholders Meeting, (v) an automatic annual increase of 268,922 shares effective January 1, 1998, and
(vi) an increase of 1,000,000 shares authorized by the Board under the Plan on February 27, 1998, and submitted to the stockholders for approval at the 1998 Annual Stockholders Meeting.

the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO
                         DISCRETIONARY OPTION GRANT PROGRAM
                         ----------------------------------


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                      (i)     cash or check made payable to the Corporation,

                     (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                     (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

          C.   EFFECT OF TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                      (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                     (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                     (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                     (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                      (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

               2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                      (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                     (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

          A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.

          B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such

Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

          E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

          F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.


     V.   STOCK APPRECIATION RIGHTS

          A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

          B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                      (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                     (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                     (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

          C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                      (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                     (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common
     Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common
     Stock which are at the time vested under each surrendered option
     (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                     (iii)    Neither the approval of the Plan
     Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                     (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                    ARTICLE THREE
                               STOCK ISSUANCE PROGRAM
                               ----------------------

     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.   PURCHASE PRICE.

               1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

               2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                      (i)     cash or check made payable to the Corporation, or

                     (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   VESTING PROVISIONS.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                      (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                     (ii) the number of installments in which the shares are to vest,

                     (iii) the interval or intervals (if any) which are to lapse between installments, and

                     (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

               5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.


     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

          C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.


     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                    ARTICLE FOUR
                           AUTOMATIC OPTION GRANT PROGRAM
                           ------------------------------

     I.   OPTION TERMS

          A. GRANT DATES. Option grants shall be made on the dates specified below:

               1. Each Eligible Director who is a non-employee Board member on the Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 20,000 shares of Common Stock.

               2. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

          B.   EXERCISE PRICE.

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

          D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the termination of the Optionee's Service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four
(4) equal and successive annual installments over the Optionee's period of continued Service, with the first such installment to vest upon the Optionee's completion of one (1) year of Service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Service measured from the option grant date.

          E. EFFECT OF TERMINATION OF SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee's Service terminates:

                      (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of the termination of the Optionee's Service in which to exercise each such option.

                     (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the termination of the Optionee's Service.

                     (iii) Should the Optionee's Service terminate by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following the termination of the Optionee's Service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                     (iv)     In no event shall the option remain
     exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the termination of the Optionee's Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of the termination of the Optionee's Service.


     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in

Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months.
The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

          D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


     III. REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE
                                  MISCELLANEOUS
                                  -------------

     I.   FINANCING

          A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

          B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                      (i) STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                     (ii) STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan became effective on the Effective Date and the initial options under the Automatic Option Grant Program were made to the Eligible Directors at that time. The Plan serves as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Effective Date. All options outstanding under the Predecessor Plan as of such date were incorporated into the Plan and treated as outstanding options under the Plan, upon approval of the Plan by the Corporation's stockholders. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          B. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

          C.   The Plan shall terminate upon the EARLIEST of (i) March 31, 2005,
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.


     IV.  AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, or (ii) materially modify the eligibility requirements for Plan participation.

          B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.


     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


     VI.  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.


     VII. NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      APPENDIX
                                      --------

          The following definitions shall be in effect under the Plan:

          A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

          B.   BOARD shall mean the Corporation's Board of Directors.

          C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D.   CODE shall mean the Internal Revenue Code of 1986, as amended.

          E.   COMMON STOCK shall mean the Corporation's common stock.

          F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                     (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G. CORPORATION shall mean Avant! Corporation, a Delaware corporation.

          H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

          I. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

          J. EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

          K. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

          L. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          M. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

          N. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

                     (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                     (iii) For purposes of option grants made on the Effective Date, the Fair Market Value shall be deemed to be equal to the initial public offering price per share of Common Stock established at the time the Underwriting Agreement is executed.

          O. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

                     (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than
          Section 16 Insiders.

          P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

          Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                     (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

          T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

          V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          W. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          X. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

          Y. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

          Z. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          AA. PREDECESSOR PLAN shall mean the Corporation's 1993 Stock Option/Stock Issuance Plan.

          BB. PRIMARY COMMITTEE shall mean a committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
Section 16 Insiders.

          CC. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

          DD. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

          EE. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          FF. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

          GG. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          HH. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

          II. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          JJ. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

          KK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          LL. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          MM. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

          NN. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          OO. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                              AVANT! CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

               (AMENDED AND RESTATED EFFECTIVE NOVEMBER 30, 1997)

     I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Avant! Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock that may be issued over the term of the Plan shall not exceed five hundred thousand (500,000) shares.(1) The number of shares of Common Stock available for issuance under the Plan shall automatically increase by two hundred fifty thousand (250,000) shares on the first day of each calendar year during the term of the Plan, beginning with the 1999 calendar year.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the number and class of securities for which the share reserve is to increase automatically each year, (iii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iv) the number and class of securities

-------------------
(1) Such authorized share reserve includes (i) 250,000 shares available at the inception of the Plan and (ii) an increase of 250,000 shares authorized by the Board under the Plan on February 27, 1998, and submitted to the stockholders for approval at the 1998 Annual Stockholders Meeting.

and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period (other than the initial offering period) shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence at the Effective Time and terminate on the last business day in May 1997. The next offering period shall commence on the first business day in June 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

          C. Each offering period shall be comprised of a series of successive Purchase Periods. Except as otherwise determined by the Plan Administrator prior to the start date, Purchase Periods shall begin on the first business day in June and December each year and terminate on the last business day in November and May, respectively, each year. However, the first Purchase Period under the initial offering period shall commence at the Effective Time and terminate on the last business day in November 1995.

     V.   ELIGIBILITY

          A. Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period within that offering period, provided he or she remains an Eligible Employee on such start date. The date such individual enters the offering period shall be designated his or her Entry Date for purposes of that offering period.

          B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Period within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan
Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

               (ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

          B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII. PURCHASE RIGHTS

          A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

          C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

          D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed seven hundred fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

          F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                 (i) A Participant may, at any time prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service following the approved leave, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the expiration date of the offering period in which such leave began.

          G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

          The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate
Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

          H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan

Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I. ASSIGNABILITY. During the Participant's lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

          K. STOCK CERTIFICATES. The stock certificates for the shares of Common Stock purchased on the Participant's behalf shall be deposited directly in a brokerage account established by the Corporation on the Participant's behalf.

     VIII.     ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

               (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

               (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the

Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  TERM OF THE PLAN

          Unless sooner terminated by the Board, the Plan shall terminate upon the EARLIEST of (i) the last business day in May 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

     X.   AMENDMENT OF THE PLAN

          The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization or (ii) materially modify the requirements for eligibility to participate in the Plan.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                 SCHEDULE A


                        Corporations Participating in
                        Employee Stock Purchase Plan
                             Avant! Corporation


Avant! (Europe) Ltd.
Anagram, Inc.
Meta-Software, Inc.
Technology Modeling Associates, Inc.

                                  APPENDIX

          The following definitions shall be in effect under the Plan:

          A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

          B.   BOARD shall mean the Corporation's Board of Directors.

          C.   CODE shall mean the Internal Revenue Code of 1986, as amended.

          D.   COMMON STOCK shall mean the Corporation's common stock.

          E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G. CORPORATION shall mean Avant! Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Avant! Corporation which shall by appropriate action adopt the Plan.

          H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I. ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

          J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

          K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                 (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          L.   1933 ACT shall mean the Securities Act of 1933, as amended.

          M. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

          N. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

          O. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

          P.   PLAN ADMINISTRATOR shall mean the Board or a committee of one
(1) or more Board members appointed by the Board to administer the Plan.

          Q. PURCHASE DATE shall mean the last business day of each Purchase Period. The initial Purchase Date shall be November 30, 1995.

          R. PURCHASE PERIOD shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

          T. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

PROXY                         AVANT! CORPORATION                         PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 1998

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              AVANT! CORPORATION

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 15, 1998 and the Proxy Statement and appoints Gerald C. Hsu and David H. Stanley, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Avant! Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Company's principal executive offices at 46871 Bayside Parkway, Fremont, California on Friday, May 15, 1998, at 2:00 p.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                    PLEASE MARK VOTES AS IN THIS EXAMPLE /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

1.  To elect the following directors to serve               WITHHOLD
for a term ending upon the 1999 Annual Meeting     FOR      AUTHORITY
of Stockholders or until their successors are      ALL     TO VOTE FOR   FOR ALL
elected and qualified; except that if Proposal   NOMINEES  ALL NOMINEES  EXCEPT
No. 2 is adopted each director will serve for      / /          / /       / /
the term of the class into which such director is elected:

NOMINEES: Gerald C. Hsu, Eric A. Brill, Charles    / / _______________________
L. St. Clair, Moriyuki Chimura and James Andrews.  For all nominees, except for any nominee(s) whose name is
                                                   written in the space
                                                   provided above.

2.  To approve an amendment to the Company's
Restated Certificate of Incorporation and           FOR   AGAINST  ABSTAIN
Amended and Restated Bylaws providing for the       / /    / /      / /
classification of the Board of Directors into three classes, with members of each class serving for staggered terms.

3.  To approve an amendment to the Company's        FOR   AGAINST  ABSTAIN
1995 Stock Option/Stock Issuance Plan to increase   / /    / /      / /
the total number of shares of the Company's Common
Stock reserved for issuance thereunder by 1,000,000 shares and to provide for automatic increases in future years.

4.  To approve an amendment to the Company's        FOR   AGAINST  ABSTAIN
Employee Stock Purchase Plan to increase the        / /    / /      / /
number of shares of the Company's Common Stock available for issuance thereunder by 250,000 shares and to provide for automatic increases in future years.

5.  To ratify the appointment of KPMG Peat         FOR   AGAINST  ABSTAIN
Marwick LLP as the Company's independent           / /    / /      / /
auditors for the fiscal year ending December
31, 1998.

6.  To transact such other business as may
properly come before the Annual Meeting and at any adjournment or postponement thereof.

MARK HERE FOR ADDRESS         / /
CHANGE AND NOTE AT LEFT


Please sign your name.

Signature: ________________________________________ Date:  __________

Signature: ________________________________________ Date:  __________